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                                                                 Exhibit 10.31

                                DOUBLECLICK INC.

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "AGREEMENT") is made effective as of __________, 2000, by and among DoubleClick Inc., a Delaware corporation (the "COMPANY") and ValueClick, Inc. (the "SECURITY HOLDER") under the Common Stock and Warrant Purchase Agreement dated January 11, 2000 (the "PURCHASE AGREEMENT").

                                    RECITALS

         The obligations of the Company and the Security Holder under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company and the Security Holder.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, all parties hereto agree as follows:


         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

              "CONSIDERATION SHARES" means the Common Stock of the Company issued or issuable to Security Holder pursuant to the Purchase Agreement and the Common Stock Purchase Warrant attached as an exhibit to the Purchase Agreement.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "HOLDER" means the Security Holder.

              "REGISTRABLE SECURITIES" means (i) the Consideration Shares; and
(ii) any Common Stock of the Company issued or issuable in respect of any of the foregoing upon any conversion, stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that securities shall only be treated as Registrable Securities if and so long as (i) they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and (ii) the registration rights with respect to such securities have not terminated pursuant to Section 5.6.


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              The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 5.1 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding Selling Expenses and the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall also include the reasonable fees and disbursements for one special counsel to the selling stockholders for the registrations pursuant to Section 5.1 hereof.

              "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legends set forth in Section 3 hereof.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and, except as set forth in the definition of REGISTRATION Expenses above, all fees and disbursements of counsel for any Holder.

         2. RESTRICTIONS ON TRANSFERABILITY. The Consideration Shares, and any securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder or transferee will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Holder or transferee to agree to take and hold such securities subject to the restrictions and upon the conditions specified in this Agreement.

         3. RESTRICTIVE LEGEND. Each certificate representing the Consideration Shares, or any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

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              Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.


         4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Without in any way limiting the immediately preceding sentence, no sale, assignment, transfer or pledge of Restricted Securities shall be made by any holder thereof to any person unless such person shall first agree in writing to be bound by the restrictions of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act. Notwithstanding the foregoing, each holder of Restricted Securities agrees that it will not request that a transfer of the Restricted Securities be made or that the legend set forth in Section 3 be removed from the certificate representing the Restricted Securities, solely in reliance on Rule 144(k) if solely as a result thereof, the Company would be rendered subject to the reporting requirements of the Exchange Act.

         5.   REGISTRATION.

              5.1    REQUESTED REGISTRATION.


                     (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Holder a written request that the Company effect any registration with respect to shares of Registrable Securities, so long as the Company meets the minimum qualifications for listing and inclusion on the Nasdaq National Market, the Company will:


                           (i)   promptly give written notice of the proposed
registration to Holder; and

                          (ii)   as soon as practicable, use its best efforts to
effect such registration as part of a firm commitment underwritten public offering with underwriters reasonably acceptable to Holder and the Company (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of Holder.

                     Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect or complete any such registration pursuant to this Section 5.1:

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                     (A) Unless the requested registration would include at
least 20% of the Registrable Securities or any lesser percentage so long as the aggregate offering price of all Registrable Securities sought to be registered by Holder, net of underwriting discounts and commissions, would exceed $5,000,000;

                     (B) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                     (C) If the Company, within ten (10) days of the receipt of the request of the Holder, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

                     (D) After the Company has effected one (1) registration pursuant to this Section 5.1, and such registration has been declared or ordered effective; or

                     (E) If the Company shall furnish to Holder a certificate signed by an executive officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future. In such case, the Company's obligation to use its best efforts to register, qualify or comply under this Section 5.1(a) shall be deferred for a period not to exceed 120 days from the date of receipt of the written request from Holder, provided that the Company may not defer registration under this deferral right for more than an aggregate of 120 days per twelve month period.

         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Holder.

             (b)  UNDERWRITING. In the event of a registration pursuant to
Section 5.1, the Company shall advise Holder as part of the notice given pursuant to Section 5.1(a)(i) that the right of Holder to registration pursuant to Section 5.1 shall be conditioned upon Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with Holder, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Holder, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 5.1, if the managing underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise Holder and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be reduced; PROVIDED, HOWEVER, that in the event of such limitation on the number of shares to be underwritten, then the shares of Company capital stock to be included in the registration held by any

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Company officer or director shall be reduced on a pro rata basis according to the total number of shares to be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If Holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and shall not be deemed to have used a registration under this Section 5.1.

              5.2      COMPANY REGISTRATION.

                   (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of Holder or other holders, other than
(i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

                       (i)  promptly give to Holder written notice thereof; and

                      (ii)  include in such registration (and any related

qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within 20 days after the date of such written

                     (iii) notice from the Company, by any Holder.

                   (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of Holder to registration pursuant to Section 5.2 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

                   If Holder proposes to distribute their securities through such underwriting, the Holder shall (together with the Company and any other holders of Company Securities distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration to zero; PROVIDED, HOWEVER, that in the event of such limitation on the number of shares to be underwritten, then the shares of Company capital stock to be included in the registration held by any Company officer or director shall be reduced on a pro rata basis according to the total number of shares to be included in such registration. The Company shall so advise Holder and the number of shares of Registrable Securities that may be included in the registration and underwriting by Holder shall be reduced. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to Holder to the nearest 100 shares. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Company.

                                       5
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                   (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 5.2 prior to the effectiveness of such registration whether or not Holder has elected to include securities in such registration.

           5.3      REGISTRATION ON FORM S-3.

                   (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Holder a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in the jurisdiction as Holder may reasonably request. The Company shall further use its best efforts to cause one such offering of Registrable Securities to be registered by February 29, 2000; PROVIDED, HOWEVER, that the Company shall not be required to effect more than two registrations pursuant to this Section 5.3. Such registrations must be maintained in effect until the earlier of (i) the expiration of 30 days or (ii) the date the shares under registration on Form S-3 are sold. If such offer is to be an underwritten offer, the underwriters shall be selected by the Company and approved by Holder with such approval not being unreasonably withheld.


                   (b) In the event the registration is proposed to be part of a firm commitment underwritten public offering, the following provisions shall be applicable to each such registration initiated under this Section 5.3. The Company shall, together with Holder, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Company, but subject to Holder's reasonable approval. Notwithstanding any other provision of this Section 5.3, if the managing underwriter advises Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise Holder. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If Holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and shall not be deemed to have used a registration under this Section 5.3.


                   (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.3:


                       (i) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or,


                      (ii) If the Company shall furnish to Holder a certificate signed by an officer of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for no more than an aggregate of 120 days from the receipt of the request to file

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such registration by the Holder during any twelve month period, provided that the Company may not defer registration under this deferral right for more than an aggregate of 120 days per twelve month period.

              5.4 EXPENSES OF REGISTRATION. All Registration Expenses shall be borne by the Company. Notwithstanding the foregoing, in the event that Holder causes the Company to begin a registration pursuant to Section 5.1 or Section
5.3 and the request for such registration is subsequently withdrawn by the Holder, or such registration is not completed due to failure to meet the net proceeds requirement set forth in such section or is otherwise not successfully completed due to no fault of the Company, Holder shall be deemed to have forfeited its right to one registration under Section 5.1 or Section 5.3 unless the Holder pays for, or reimburse the Company for, the Registration Expenses incurred in connection with such withdrawn or incomplete registration, or unless such registration is withdrawn as a result of a material change in the Company's condition. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holder and all other registration expenses shall be borne by the Holder.

              5.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

                   (a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its best efforts to cause such registration statement to become and remain effective for at least 30 days or until the distribution described in the registration statement has been completed, whichever first occurs; and

                   (b) Furnish to Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                   (c) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and provided further that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by Holder, to the extent required by jurisdiction if Holder does not elect to withdraw from the registration after notice of such requirement.

                   (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement.

                   (e) Notify Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such

                                       7
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registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                   (f) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                   (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the registration.

                   (h) Use its best efforts to furnish, at the request of Holder requesting registration of Registrable Securities pursuant to this Section 5, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is provided to the underwriters in such underwritten public offering, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company in form and substance as is provided by independent certified public accountants to the underwriters in such underwritten public offering.

              5.6 INFORMATION BY HOLDER. The Holder of Registrable
Securities included in any registration shall furnish to the Company such information regarding such Holder, the Registrable Securities held by them and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

              5.7 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use best efforts to:

                   (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                   (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                   (c) So long as Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

                                       8

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              5.8 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate 28 months after the effective date of this Agreement.

          6. AMENDMENT. Except as otherwise provided above, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance this Section 6 shall be binding upon the Holder and the Company.

          7. GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to conflict of laws provisions.

          8. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

          9. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

                   (a) if to the Holder to:

                   ValueClick, Inc.
                   6450 Via Real
                   P.O. Box 5008
                   Carpinteria, CA  93014-5008
                   Attn:  Kurt Johnson
                   Fax:  (805) 566-9202


                   with a copy to:

                   Brobeck Phleger & Harrison
                   550 South Hope Street
                   Los Angeles, CA  90071
                   Attn:  Kenneth R. Bender, Esq.
                   Fax:  (213) 745-3345


         or at such other address as the Holder shall have furnished to the Company.



                   if to the Company to:

                   DoubleClick Inc.
                   450 West 33rd Street, 16th Floor
                   New York, NY  10001
                   Attn:  Elizabeth Wang
                   Fax:  (212) 287-9704

                                       9
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                   with a copy to:


                    Wilson Sonsini Goodrich & Rosati, P.C.
                    One Market, Spear Street Tower
                    San Francisco, California 94105
                    Attn:  Steve Camahort, Esq.
                    Fax:  (415) 222-9633


or at such other address as such Company shall have furnished to the Holder.


         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.


          10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                       10
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

"THE COMPANY"

DoubleClick Inc.
a Delaware corporation


By:
       -----------------------------------------------
Name:
       -----------------------------------------------
Title:
       -----------------------------------------------


"THE PURCHASER"

ValueClick, Inc.
a Delaware corporation

By:
       -----------------------------------------------
Name:
       -----------------------------------------------
Its:
       -----------------------------------------------








              [Signature Page to Registration Rights Agreement]